Impairment of intangible assets and property, plant and equipment	12 Months Ended
Dec. 31, 2021
Impairment Of Assets [Abstract]
Impairment of intangible assets and property, plant and equipment	Impairment of intangible assets and property, plant and equipment
Goodwill
In accordance with IAS 36, goodwill is allocated to groups of cash generating units (CGUs) at a level corresponding to the Pharmaceuticals, Consumer Healthcare and Vaccines segments. When testing goodwill annually for impairment, the recoverable amount is determined for each segment on the basis of value in use, determined using discounted estimates of the future cash flows in accordance with the policies described in Note B.6.1.
The allocation of goodwill as of December 31, 2021 is shown below:

(€ million)	Pharmaceuticals	Consumer Healthcare	Vaccines	Total
Goodwill	37,902	6,567	3,587	48,056
The value in use of each segment was determined by applying an after-tax discount rate to estimated future after-tax cash flows.
A separate discount rate is used for each segment to reflect the specific economic conditions of that segment.
The rates used for impairment testing in 2021 were 7.25% for the Pharmaceuticals segment, 7.00% for the Consumer Healthcare segment and 7.25% for the Vaccines segment; an identical value in use for Sanofi as a whole would be obtained by applying a uniform 7.2% rate to all three segments.
The pre-tax discount rates applied to estimated pre-tax cash flows are calculated by iteration from the previously-determined value in use. Those pre-tax discount rates were 9.5% for the Pharmaceuticals segment, 9.1% for the Consumer Healthcare segment and 9.9% for the Vaccines segment, and equate to a uniform rate of 9.6% for Sanofi as a whole.
The assumptions used in testing goodwill for impairment are reviewed annually. Apart from the discount rate, the principal assumptions used in 2021 were as follows:
•the perpetual growth rates applied to future cash flows were zero for the Pharmaceuticals and Vaccines segments, and 1% for the Consumer Healthcare segment;
•Sanofi also applies assumptions on the probability of success of current research and development projects, and more generally on its ability to renew the product portfolio in the longer term.
Value in use (determined as described above) is compared with the carrying amount, and this comparison is then subjected to sensitivity analyses by reference to the principal parameters, including:
•changes in the discount rate;
•changes in the perpetual growth rate; and
•fluctuations in operating margin.
No impairment of goodwill would need to be recognized in the event of a reasonably possible change in the assumptions used in 2021.
A value in use calculation for each of the segments would not result in an impairment loss using:
•a discount rate up to 4.1 percentage points above the rates actually used; or
•a perpetual growth rate up to 15.3 percentage points below the rates actually used; or
•an operating margin up to 8.8 percentage points below the rates actually used.
No impairment losses were recognized against goodwill in the years ended December 31, 2021, 2020 or 2019.
Other intangible assets
When there is evidence that an asset may have become impaired, the asset’s value in use is calculated by applying an after-tax discount rate to the estimated future after-tax cash flows from that asset. For the purposes of impairment testing, the tax cash flows relating to the asset are determined using a notional tax rate incorporating the notional tax benefit that would result from amortizing the asset if its value in use were regarded as its depreciable amount for tax purposes. Applying after-tax discount rates to after-tax cash flows gives the same values in use as would be obtained by applying pre-tax discount rates to pre-tax cash flows.
The after-tax discount rates used in 2021 for impairment testing of other intangible assets in the Pharmaceuticals, Consumer Healthcare and Vaccines segments were obtained by adjusting Sanofi’s weighted average cost of capital to reflect specific country and business risks, giving after-tax discount rates in a range from 7.25% to 8.25%.
In most instances, there are no market data that would enable fair value less costs to sell to be determined other than by means of developing a similar estimate based on future cash flows. Consequently, recoverable amount is in substance equal to value in use. The estimates used to determine value in use are sensitive to assumptions specific to the nature of the asset and to Sanofi's activities. Apart from the discount rate, the principal assumptions used in 2021 were as follows:
•mid-term and long-term sales forecasts;
•perpetual growth or attrition rates, when applicable; and
•probability of success of current research and development projects.
The assumptions used in testing intangible assets for impairment are reviewed at least annually.
In 2021, 2020 and 2019, impairment testing of other intangible assets (excluding software) resulted in the recognition of net impairment losses as shown below:

(€ million)	2021	2020	2019
Impairment of other intangible assets (excluding software)	192	330	3,604
Marketed products	42	2	2,757
Pharmaceuticals(a)	1	2	2,405
Consumer Healthcare(b)	41	—	352
Research and development projects(c)	150	328	847
(a) Impairment losses recognized in the year ended December 31, 2019 include €2,236 million on products in the Eloctate® franchise and €163 million on the marketed product Lemtrada®.
(b) The impairment loss of €352 million recognized in the year ended December 31, 2019 related to Zantac®.
(c) For 2021, this line relates to the discontinuation of the development of sutimlimab in the treatment of Immune Thrombocytopenic Purpura (ITP), and to the termination of various research projects in Vaccines. For 2020, this line mainly comprises impairment losses taken against R&D programs within the Specialty Care GBU, and the discontinuation of certain R&D programs and collaboration agreements in Diabetes. For 2019, it relates mainly to (i) the allocation of the impairment loss recognized for the Eloctate® franchise to the BIVV001 project (see (a) above), and (ii) the termination of the development program for sotagliflozin (€275 million).

Property, plant and equipment
Impairment losses taken against property, plant and equipment are disclosed in Note D.3.